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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in EMEA and APAC, as applicable, excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. 2

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Table of Contents • Solutions Integrator Strategy • Solutions at Work • Employer Awards • Partner and Industry Recognitions • Second Quarter 2026 Highlights and Performance • 2026 Outlook • Appendix 3

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Secure, Integrated Solutions We help our clients implement high-quality, scalable solutions from the cloud to the edge — quickly and safely End-to-end Capabilities We architect, build, and optimize modern technology platforms designed to meet our clients' unique needs Technology Expertise With 38 years as an industry leader, our deep understanding of hardware, devices, and software helps future-proof our clients' organizations Deep Partner Network Our global partnerships provide our clients access to influential industry leaders and right-fit IT solutions 4 Our experts solve our clients’ technology challenges by combining the right hardware, software, and services Our strategy is to become the leading SOLUTIONS INTEGRATOR

CLIENT STORY

AI-Driven Reporting Cuts Survey Documentation Time and Saves $400K+ Annually

1 Challenge

- Manual reporting process requiring 6+ hours per consultant per survey day, plus 15–20 hours of weekly cleanup
- Inconsistent documentation across 50+ consultants slowing accreditation reporting
- Needing a modern, efficient approach to generate findings and recommendations across 200+ hospital surveys annually

2 Solution

- Build of an AI-powered tool using OpenAI's language model to transform short-form notes into formal findings
- Document selection, real-time input/output, and export workflows aligned to existing formats
- Iterative user feedback sessions to refine tone, usability, structure, and future product direction

3 Outcomes

- $400K+ per year in consultant time savings
- Reduced daily reporting time from 1.5–6 hours to under 1 hour
- 36K+ per year in operations workload reduction
- 20+ hours per week saved in formatting and QA time
- Improved reporting quality, consistency, and professionalism across 200+ hospital reports per year

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Employer Awards 6 – 2025 America’s Best Employers for Women – 2025 America's Best Employers for Company Culture – 2025 America's Best Employers for Tech Workers – 2025 America's Best Employers by State Newsweek America's Greatest Workplaces 2025 (4.5 stars) America's Greatest Workplaces for Diversity 2025 (4.5 stars) Phoenix Business Journal 2025 Healthiest Employers Award Finalist No. 9 | 2026 Arizona-based Public Companies International Great Place to Work No. 5 | 2025 Philippines No. 14 | 2025 Australia Best in Tech No. 26 | 2025 UK Best in Tech No. 33 | 2025 UK (Super Large Organizations) No. 46 | 2025 UK for Women 2025 Hong Kong Best Workplace 2026 Canada Best Workplace 2026 Italy Best Workplace Certified | 2025 United States, Austria, France, Italy, Spain, Sweden, UK, Australia, China, Hong Kong, India, New Zealand, Philippines, and Singapore FORBES 2025 World's Best Employers No. 34 in IT CRN Magazine 2025 IoT Innovators No. 21 | 2026 Solution Provider 500 2026 Tech Elite 250 Elite 150 | 2026 Managed Solution Provider 500 Finalist | Best of the Channel - Best AI Solution Provider TIME Magazine No. 883 | 2026 2026 America's Best Companies

Top partner and industry recognitions

Google Cloud
- 2025 Partner of the Year for Google Workspace
- 2026 Partner of the Year for Global Workplace AI Transformation

Gartner
- 2025 Gartner Innovation Guide for Generative AI Consulting and Implementation Services - Emerging Leader
- 2025 Gartner Magic Quadrant for Public Cloud IT Transformation Services - Niche Player
- 2025 Gartner Magic Quadrant for Software Asset Management Managed Services (Niche Player)

Hewlett Packard Enterprise
- 2026 Financial Services Partner of the Year

Forrester
- 2025 Forrester AI Technical Services Landscape, Q2 2025

hp
- 2025 UK Education Customer Acquisition Partner of the Year
- 2026 Print Hardware Partner of the Year
- 2026 Canada Services Partner of the Year

Cisco Partner
- 2025 USA West Area Small Business Partner of the Year
- 2025 Small Business and Mid-Market Partner of the Year for the Americas
- 2025 Canada Small Business Partner of the Year

Lenovo
- 2025 Best Social Impact Initiative Award (Finalist)
- 2025 Outstanding Global Partner Excellence Award (Finalist)

Apple
- 2025 Premium Business Partner

logitech
- 2025 North America Partner of the Year

Google | Achieved five Google Public Sector Partner Expertise Specializations in AI and ML, data analytics, maps and geospatial, security, and work transformation in 2025 | Achieved six Google Public Sector Partner Expertise Specializations in infrastructure modernization, customer engagement, AI and ML, data analytics, security, and work transformation in 2026

Red Hat | 2025 Named an elite Red Hat Specialized Partner for automation expertise

IDC MarketScape | 2025 Device-as-a-Service "Major Player" | 2025 European Microsoft Azure Professional Services "Major Player" | 2025 Software Asset Management Managed Services "Major Player"

ISACA | Appraises Insight Public Sector at Level 3 of its Capability Maturity Model Integration in 2025

Adobe | 2026 Top Retention Partner of the Year in Singapore

Ericsson | 2026 Public Sector Partner of the Year

Barracuda Networks | 2026 National Partner of the Year

Everest Group | 2026 Google Cloud Services PEAK Matrix Assessment "Major Contender"

ServiceNow | 2026 Service Provider Rising Star Partner of the Year for the Americas

Nitro | 2026 Reseller of the Year

CrowdStrike | 2026 JAPAC Partner of the Year

Everpure | 2026 Fastest Growth Partner of the Year

Other 2026 partner of the year awards from Abnormal, Illumio, Mimecast, Proofpoint, and Rubrik

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Q2 2026 Performance

(Changes against prior year period)

NET SALES

$2.4B

+15% YoY

GROSS PROFIT

$522M

+18% YoY

CLOUD GROSS PROFIT

$171M

+39% YoY

INSIGHT CORE SERVICES GROSS PROFIT

$95M

+21% YoY

MARGINS

GROSS MARGIN

21.7%

+60 bps

EFO MARGIN

5.5%

+140 bps

ADJUSTED EFO* MARGIN

7.5%

+90 bps

OPERATING CASH FLOWS

NET CASH FROM OPERATIONS

$(12)M

SERVICE DELIVERY SCALE

HEADCOUNT

Skilled, certified consulting and service delivery professionals

6,600+

EARNINGS

EARNINGS FROM OPERATIONS

$131M

+51% YoY

DILUTED EARNINGS PER SHARE

$2.57

+76% YoY

NET EARNINGS

$78M

+65% YoY

ADJUSTED EARNINGS FROM OPERATIONS*

$181M

+31% YoY

ADJUSTED DILUTED EARNINGS PER SHARE*

$3.86

+44% YoY

ADJUSTED EBITDA*

$190M

+29% YoY

* See Appendix for reconciliation of non-GAAP measures

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YTD Q2 2026 Performance

(Changes against prior year period)

NET SALES

$4.5B

+8% YoY

GROSS PROFIT

$984M

+16% YoY

CLOUD GROSS PROFIT

$310M

+37% YoY

INSIGHT CORE SERVICES GROSS PROFIT

$181M

+20% YoY

MARGINS

GROSS MARGIN

21.7%

+150 bps

EFO MARGIN

4.5%

+100 bps

ADJUSTED EFO* MARGIN

7.1%

+120 bps

OPERATING CASH FLOWS

NET CASH FROM OPERATIONS

$20M

EARNINGS

EARNINGS FROM OPERATIONS

$203M

+38% YoY

DILUTED EARNINGS PER SHARE

$3.53

+117% YoY

NET EARNINGS

$108M

+98% YoY

ADJUSTED EARNINGS FROM OPERATIONS*

$322M

+29% YoY

ADJUSTED DILUTED EARNINGS PER SHARE*

$6.73

+36% YoY

ADJUSTED EBITDA*

$342M

+28% YoY

* See Appendix for reconciliation of non-GAAP measures

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Assumptions: As of August 6, 2026 Gross profit growth 8% - 10% Gross margin 21.5% - 22.0% Adjusted diluted EPS* $12.20 - $12.70 Interest and other expenses approximately $95 million Effective tax rate 25.5% - 26.5% Capital expenditures $20 - $30 million Average share count approximately 30 million Other Exclusions and Assumptions: • Excludes acquisition-related intangibles amortization expense of approximately $83.4 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment, whether due to tariffs or otherwise * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted diluted earnings per share excludes severance and restructuring expense, non-cash stock-based compensation expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2026 forecast Full Year 2026 Outlook 10

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Appendix 11

NET SALES

$2.4B +15% YoY


$2.1B
$2.0B
$2.0B
$2.1B
$2.4B
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

Trailing twelve months

$8.6B* +3% YoY


$8.4B
$8.4B
$8.3B
$8.2B
$8.3B
$8.6B
Q1-25
Q2-25
Q3-25
2025
Q1-26
Q2-26

GROSS PROFIT

$522M +18% YoY


Gross Margin
21.1%
21.7%
23.4%
21.7%
21.7%
$442M
$434M
$478M
$462M
$522M
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

Trailing twelve months

$1.9B* +10% YoY


20.6%
20.6%
20.8%
21.4%
22.0%
22.1%
$1.7B
$1.7B
$1.7B
$1.8B
$1.8B
$1.9B
Q1-25
Q2-25
Q3-25
2025
Q1-26
Q2-26

* For the twelve months ended June 30, 2026

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SERVICES NET SALES

Trailing twelve months

$514M +21% YoY


$426M
$426M
$468M
$461M
$514M
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

$1.9B* +13% YoY


$1,666M
$1,657M
$1,669M
$1,716M
$1,782M
$1,870M
Q1-25
Q2-25
Q3-25
2025
Q1-26
Q2-26

SERVICES GROSS PROFIT

Trailing twelve months

$328M +27% YoY


60%
61%
63%
61%
64%
Gross Margin
$258M
$262M
$297M
$283M
$328M
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

$1.2B* +19% YoY


60%
60%
60%
61%
62%
63%
$992M
$987M
$1,004M
$1,047M
$1,099M
$1,170M
Q1-25
Q2-25
Q3-25
2025
Q1-26
Q2-26

Insight.

* For the twelve months ended June 30, 2026

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. INSIGHT CORE SERVICES GROSS PROFIT CLOUD GROSS PROFIT * For the twelve months ended June 30, 2026 Note: Insight Core services is defined as services Insight delivers and manages Trailing twelve months Trailing twelve months $78M $79M $90M $86M $95M Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 31.8% 32.3% 34.6% 32.7% 33.7% $95M +21% YoY Gross Margin $312M $310M $308M $320M $334M $350M Q1-25 Q2-25 Q3-25 2025 Q1-26 Q2-26 31.7% 31.6% 31.6% 32.4% 32.9% 33.4% $350M* +13% YoY $123M $130M $138M $139M $171M Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 $480M $473M $481M $495M $531M $578M Q1-25 Q2-25 Q3-25 2025 Q1-26 Q2-26 $171M +39% YoY $578M* +22% YoY 14

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. EARNINGS FROM OPERATIONS ADJUSTED EARNINGS FROM OPERATIONS** * For the twelve months ended June 30, 2026 ** See Appendix for reconciliation of non-GAAP measures. Prior period adjusted information has been recast to conform to the current period presentation Trailing twelve months Trailing twelve months $87M $93M $95M $72M $131M Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 $349M $304M $304M $335M $347M $391M Q1-25 Q2-25 Q3-25 2025 Q1-26 Q2-26 $131M +51% YoY $391M* +29% YoY $138M $135M $153M $141M $181M Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 $181M +31% YoY $518M $516M $522M $538M $568M $610M Q1-25 Q2-25 Q3-25 2025 Q1-26 Q2-26 $610M* +18% YoY 15

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. DILUTED EARNINGS PER SHARE ADJUSTED DILUTED EARNINGS PER SHARE** * For the twelve months ended June 30, 2026 ** See Appendix for reconciliation of non-GAAP measures. Prior period adjusted information has been recast to conform to the current period presentation Trailing twelve months Trailing twelve months $1.46 $1.62 $1.67 $0.97 $2.57 Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 $5.11 $4.21 $4.20 $4.86 $5.73 $6.81 Q1-25 Q2-25 Q3-25 2025 Q1-26 Q2-26 $2.68 $2.67 $3.15 $2.88 $3.86 Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 $10.20 $10.22 $10.48 $10.75 $11.37 $12.53 Q1-25 Q2-25 Q3-25 2025 Q1-26 Q2-26 $2.57 +76% YoY $6.81* +62% YoY $3.86 +44% YoY $12.53* +23% YoY 16

Consolidated IEI Financial Metrics

Three Months Ended	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Net Sales YoY	(3)%	(4)%	(1)%	1%	15%
Gross Margin	21.1%	21.7%	23.4%	21.7%	21.7%
GAAP EFO	$86.5M	$93.1M	$95.2M	$71.7M	$131.0M
GAAP EFO YoY	(34)%	—%	47%	19%	51%
GAAP EFO Margin	4.1%	4.6%	4.6%	3.4%	5.5%
Adjusted EFO*	$138.0M	$135.3M	$153.2M	$141.1M	$180.6M
Adjusted EFO* YoY	(1)%	5%	12%	27%	31%
Adjusted EFO* Margin	6.6%	6.8%	7.5%	6.6%	7.5%
GAAP Diluted EPS	$1.46	$1.62	$1.67	$0.97	$2.57
GAAP Diluted EPS YoY	(36)%	7%	69%	341%	76%
Adjusted Diluted EPS*	$2.68	$2.67	$3.15	$2.88	$3.86
Adjusted Diluted EPS* YoY	1%	11%	11%	26%	44%

Twelve Months Ended	Q1-25	Q2-25	Q3-25	2025	Q1-26	Q2-26
Net Sales YoY	(9)%	(8)%	(7)%	(5)%	(2)%	3%
Gross Margin	20.6%	20.6%	20.8%	21.4%	22.0%	22.1%
GAAP EFO	$348.7M	$304.2M	$304.4M	$334.9M	$346.5M	$390.9M
GAAP EFO YoY	(21)%	(33)%	(33)%	(14)%	(1)%	29%
GAAP EFO Margin	4.1%	3.6%	3.7%	4.1%	4.2%	4.6%
Adjusted EFO*	$517.7M	$515.8M	$521.7M	$537.7M	$567.7M	$610.3M
Adjusted EFO* YoY	(6)%	(6)%	(5)%	—%	10%	18%
Adjusted EFO* Margin	6.1%	6.2%	6.3%	6.5%	6.9%	7.1%
GAAP Diluted EPS	$5.11	$4.21	$4.20	$4.86	$5.73	$6.81
GAAP Diluted EPS YoY	(36)%	(48)%	(47)%	(26)%	12%	62%
Adjusted Diluted EPS*	$10.20	$10.22	$10.48	$10.75	$11.37	$12.53
Adjusted Diluted EPS* YoY	(6)%	(5)%	(1)%	3%	11%	23%

* See Appendix for reconciliation of non-GAAP measures

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Services Financial Metrics

Three Months Ended	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Services Revenue	$426M	$426M	$468M	$461M	$514M
Services Revenue YoY	(2%)	3%	11%	17%	21%
Services Gross Profit	$258M	$262M	$297M	$283M	$328M
Insight Core Services Gross Profit	$78M	$79M	$90M	$86M	$95M
Agent Services* Gross Profit	$179M	$183M	$206M	$197M	$234M
Services Gross Profit YoY	(2%)	7%	17%	23%	27%
Insight Core Services Gross Profit YoY	(3%)	(3%)	16%	19%	21%
Agent Services* Gross Profit YoY	(2%)	12%	17%	25%	30%
Services Gross Margin	60%	61%	63%	61%	64%
Insight Core Services Gross Margin	32%	32%	35%	33%	34%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

Twelve Months Ended	Q1-25	Q2-25	Q3-25	2025	Q1-26	Q2-26
Services Revenue	$1,666M	$1,657M	$1,669M	$1,716M	$1,782M	$1,870M
Services Revenue YoY	4%	1%	—%	2%	7%	13%
Services Gross Profit	$992M	$987M	$1,004M	$1,047M	$1,099M	$1,170M
Insight Core Services Gross Profit	$312M	$310M	$308M	$320M	$334M	$350M
Agent Services* Gross Profit	$680M	$677M	$696M	$726M	$765M	$820M
Services Gross Profit YoY	4%	1%	—%	4%	11%	19%
Insight Core Services Gross Profit YoY	8%	4%	—%	2%	7%	13%
Agent Services* Gross Profit YoY	3%	—%	—%	4%	13%	21%
Services Gross Margin	60%	60%	60%	61%	62%	63%
Insight Core Services Gross Margin	32%	32%	32%	32%	33%	33%
Agent Services* Gross Margin	100%	100%	100%	100%	100%	100%

* Represents agent services other than those included in Insight Core services

Note 1: Insight Core services is defined as services Insight delivers and manages
Note 2: Numbers may not foot due to immaterial rounding

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation Three Months Ended June 30, 2026 North America EMEA APAC Net Sales $1.9B $375.2M $85.6M Net Sales YoY** 15% 6% 36% Gross Profit $397.7M $93.4M $30.5M Gross Profit YoY** 16% 12% 56% Gross Margin 20.5% 24.9% 35.6% Gross Margin YoY 20 bps 130 bps 450 bps GAAP EFO $112.6M $9.5M $8.9M GAAP EFO YoY** 64% (20%) 28% Adjusted EFO* $149.1M $20.6M $11.0M Adjusted EFO* YoY** 36% (5%) 48% GEO Financial Metrics 19 Six Months Ended June 30, 2026 North America EMEA APAC $3.6B $0.7B $158.0M 7% 3% 23% $0.8B $180.2M $52.5M 14% 12% 47% 20.7% 24.1% 33.2% 120 bps 180 bps 510 bps $178.8M $16.1M $7.8M 50% (7%) (33%) $271.5M $35.3M $15.0M 33% —% 20%

Adjusted EBITDA and Debt Covenants

US Dollars in $000s	Twelve Months Ended June 30, 2026		2025
Adjusted Consolidated EBITDA:			
Net earnings	$	210,479	$ 149,666
Interest expense		103,290	78,176
Taxes		87,975	60,879
Depreciation and amortization of property and equipment		30,286	28,882
Amortization of intangible assets		81,656	74,515
Change in fair value of earnout liabilities		35,518	31,722
Net loss on revaluation of warrant settlement liabilities		—	25,069
Transformation costs		21,142	18,731
Impairment loss on a long-lived real estate asset held for sale		2,033	12,588
Severance and restructuring expenses, net		38,980	34,940
Acquisition and integration related expenses		3,582	1,456
Stock-based compensation expense		35,140	34,980
Other*		1,293	2,733
Adjusted consolidated EBITDA	$	651,374	$ 554,337
Net earnings as a % of net sales		2.5%	1.8%
Adjusted consolidated EBITDA margin		7.6%	6.6%
Less: Capital expenditures		(26,397)	(40,116)
Adjusted consolidated EBITDA for FCCR Ratio	$	624,977	$ 514,221
Taxes and interest**	$	180,418	$ 129,354
Fixed Charge Coverage Ratio		3.5	4.0

* Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million and $0.9 million for the twelve months ended June 30, 2026 and 2025, respectively. Net recoveries related to third-party data center service outages were $0.2 million for the twelve months ended June 30, 2026, compared to $1.8 million of outage-related expenses for the twelve months ended June 30, 2025

** Tax expense plus interest expense less non-cash imputed interest under the Company's inventory financing facilities

Fixed Charge Coverage



$624,977
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$—
3.46x
$180,418
EBITDA-Dividends-CAPEX
Fixed Charges

Total Leverage Ratio



$1,475,089
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$—
2.26x
$651,374
Consolidated Funded Indebtedness
Adjusted Consolidated EBITDA

Net Leverage Ratio



$1,475,089
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$—
1.71x
$363,482
$651,374
Consolidated Funded Indebtedness
Cash and Cash Equivalents
Adjusted Consolidated EBITDA

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Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 130,967	$ 86,532	$ 131,073	$ 202,649	$ 146,635
Amortization of intangible assets	21,045	18,668	17,357	42,104	37,216
Change in fair value of earnout liabilities	286	164	(25,148)	25,579	15,364
Transformation costs	9,830	7,005	5,649	16,334	8,275
Impairment loss on a long-lived real estate asset	664	12,588	—	2,033	12,588
Severance and restructuring expenses, net	5,795	3,405	4,869	12,280	10,431
Acquisition and integration related expenses	265	76	190	266	251
Stock-based compensation expense	11,114	9,062	8,857	19,311	17,909
Other**	665	525	(2,897)	1,223	555
Adjusted non-GAAP consolidated EFO	$ 180,631	$ 138,025	$ 139,949	$ 321,779	$ 249,224
GAAP EFO as a percentage of net sales	5.5%	4.1%	6.1%	4.5%	3.5%
Adjusted non-GAAP EFO as a percentage of net sales	7.5%	6.6%	6.5%	7.1%	5.9%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, respectively, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026. Certain third-party data center outage related recoveries were $3.4 million for the three months ended June 30, 2024

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21

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 77,569	$ 46,932	$ 87,444	$ 107,578	$ 54,446
Amortization of intangible assets	21,045	18,668	17,357	42,104	37,216
Change in fair value of earnout liabilities	286	164	(25,148)	25,579	15,364
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	25,069
Transformation costs	9,830	7,005	5,649	16,334	8,275
Impairment loss on a long-lived real estate asset	664	12,588	—	2,033	12,588
Severance and restructuring expenses	5,795	3,405	4,869	12,280	10,431
Acquisition and integration expenses	265	76	190	266	251
Stock-based compensation expense	11,114	9,062	8,857	19,311	17,909
Other**	665	525	(2,897)	1,223	555
Income taxes on non-GAAP adjustments	(10,833)	(12,381)	(2,900)	(21,384)	(20,936)
Adjusted non-GAAP consolidated net earnings	$ 116,400	$ 86,044	$ 93,420	$ 205,324	$ 161,168

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, respectively, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026. Certain third-party data center outage related recoveries were $3.4 million for the three months ended June 30, 2024

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22

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 2.57	$ 1.46	$ 2.27	$ 3.53	$ 1.63
Amortization of intangible assets	0.70	0.58	0.45	1.38	1.11
Change in fair value of earnout liabilities	0.01	0.01	(0.65)	0.84	0.46
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	0.75
Transformation costs	0.33	0.22	0.15	0.54	0.25
Impairment loss on a long-lived real estate asset	0.02	0.39	—	0.07	0.38
Severance and restructuring expenses	0.19	0.11	0.13	0.40	0.31
Acquisition and integration expenses	0.01	—	—	0.01	0.01
Stock-based compensation expense	0.37	0.28	0.23	0.63	0.54
Other**	0.02	0.02	(0.08)	0.04	0.02
Income taxes on non-GAAP adjustments	(0.36)	(0.39)	(0.08)	(0.71)	(0.63)
Impact of benefit from note hedge	—	—	0.23	—	0.12
Adjusted non-GAAP diluted EPS	$ 3.86	$ 2.68	$ 2.65	$ 6.73	$ 4.95
Shares used in diluted EPS calculation	30,174	32,121	38,567	30,515	33,402
Impact of benefit from note hedge	—	—	(3,322)	—	(865)
Shares used in Adjusted non-GAAP diluted EPS calculation	30,174	32,121	35,245	30,515	32,537

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, respectively, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026. Certain third-party data center outage related recoveries were $3.4 million for the three months ended June 30, 2024

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23

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Adjusted North America Earnings from Operations:				
GAAP EFO from North America segment	$ 112,583	$ 68,722	$ 178,781	$ 119,512
Amortization of intangible assets	18,654	16,817	37,298	33,621
Change in fair value of earnout liabilities	(206)	(3,299)	21,080	11,901
Transformation costs	6,086	4,928	9,668	5,788
Impairment loss on a long-lived real estate asset	664	12,588	2,033	12,588
Severance and restructuring expenses	2,048	2,554	6,689	5,665
Acquisition and integration expenses	128	76	189	246
Stock-based compensation expense	8,432	7,046	14,492	13,941
Other**	665	525	1,223	555
Adjusted non-GAAP EFO from North America segment	$ 149,054	$ 109,957	$ 271,453	$ 203,817
Adjusted EMEA Earnings from Operations:				
GAAP EFO from EMEA segment	$ 9,489	$ 11,156	$ 16,094	$ 16,167
Amortization of intangible assets	1,803	1,851	3,616	3,595
Change in fair value of earnout liabilities	—	3,463	—	3,463
Transformation costs	3,712	2,077	6,634	2,487
Severance and restructuring expenses	3,400	803	5,150	4,656
Acquisition and integration expenses	—	—	(16)	—
Stock-based compensation expense	2,178	1,641	3,866	3,222
Adjusted non-GAAP EFO from EMEA segment	$ 20,582	$ 20,991	$ 35,344	$ 33,590

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended June 30, Six Months Ended June 30, US Dollars in $000s 2026 2025 2026 2025 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 8,895 $ 6,654 $ 7,774 $ 10,956 Amortization of intangible assets 588 — 1,190 — Change in fair value of earnout liabilities 492 — 4,499 — Transformation costs 32 — 32 — Severance and restructuring expenses 347 48 441 110 Acquisition and integration expenses 137 — 93 5 Stock-based compensation expense 504 375 953 746 Adjusted non-GAAP EFO from APAC segment $ 10,995 $ 7,077 $ 14,982 $ 11,817 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 25

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Adjusted Consolidated EBITDA:				
GAAP consolidated net earnings	$ 77,569	$ 46,932	$ 107,578	$ 54,446
Interest expense	26,587	24,293	52,197	42,032
Income tax expense	28,741	17,235	48,233	28,730
Depreciation and amortization of property and equipment	7,810	7,264	15,229	14,495
Amortization of intangible assets	21,045	18,668	42,104	37,216
Gain on revaluation of earnout liabilities	286	164	25,579	15,364
Net loss on revaluation of warrant settlement liability	—	—	—	25,069
Transformation costs	9,830	7,005	16,334	8,275
Impairment loss on a long lived real estate asset held for sale	664	12,588	2,033	12,588
Severance and restructuring expenses, net	5,795	3,405	12,280	10,431
Acquisition and integration related expenses	265	76	266	251
Stock-based compensation expense	11,114	9,062	19,311	17,909
Other**	665	525	1,223	555
Adjusted non-GAAP EBITDA	$ 190,371	$ 147,217	$ 342,367	$ 267,361
Net earnings as a % of net sales	3.2%	2.2%	2.4%	1.3%
Adjusted non-GAAP EBITDA margin	7.9%	7.0%	7.6%	6.4%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026

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26

Reconciliation of GAAP to Non-GAAP Financial Measures *(continued)*

US Dollars in $000s	Twelve Months Ended June 30, 2026	Twelve Months Ended June 30, 2025
Adjusted Return on Invested Capital:		
GAAP consolidated EFO	$ 390,937	$ 304,160
Amortization of intangible assets	81,656	74,515
Change in fair value of earnout liabilities	35,518	31,722
Transformation costs	21,142	18,731
Impairment loss on a long-lived real estate asset	2,033	12,588
Severance and restructuring expenses	38,980	34,940
Acquisition and integration expenses	3,582	1,456
Stock-based compensation expense	35,140	34,980
Other[5]	1,293	2,733
Adjusted non-GAAP consolidated EFO	$ 610,281	$ 515,825
Income tax expense[1]	158,673	134,115
Adjusted non-GAAP consolidated EFO, net of tax	$ 451,608	$ 381,710
Average stockholders' equity[2]	$ 1,608,542	$ 1,716,177
Average debt[2]	1,404,621	1,046,438
Average cash[2]	(403,656)	(292,795)
Invested Capital	$ 2,609,507	$ 2,469,820
Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	11.1%	9.1%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	17.3%	15.5%

[1] Assumed tax rate of 26.0%
[2] Average of previous five quarters
[3] Computed as GAAP consolidated EFO, net of tax of $101,644 and $79,082 for the twelve months ended June 30, 2026 and 2025, respectively, divided by invested capital
[4] Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital
5 Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million and $0.9 million for the twelve months ended June 30, 2026 and 2025, respectively. Net recoveries related to third-party data center service outages were $0.2 million for the twelve months ended June 30, 2026, compared to $1.8 million of outage-related expenses for the twelve months ended June 30, 2025

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27

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended June 30, Six Months Ended June 30, US Dollars in $000s 2026 2025 2026 2025 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 384,575 $ 352,314 $ 768,558 $ 691,487 Less: Change in fair value of earnout liabilities 286 164 25,579 15,364 Amortization of intangible assets 21,045 18,668 42,104 37,216 Transformation costs 9,830 7,005 16,334 8,275 Impairment loss on a long lived real estate asset held for sale 664 12,588 2,033 12,588 Stock-based compensation expense 11,114 9,062 19,311 17,909 Other** 665 525 1,223 555 Adjusted non-GAAP selling and administrative expenses $ 340,971 $ 304,302 $ 661,974 $ 599,580 GAAP selling and administrative expenses*** 16.0% 16.8% 17.0% 16.5 % Adjusted non-GAAP selling and administrative expenses*** 14.2% 14.5% 14.6% 14.3% $ 4,527,483 $ 4,195,038 * Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs (viii) certain acquisition and integration related expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) impairment losses on long lived real estate assets held for sale, (xii) stock-based compensation expense and (xiii) certain third-party data center service outage related expenses and recoveries, as applicable ** Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.7 million and $1.2 million for the three and six months ended June 30, 2026, compared to immaterial amounts for the three and six months ended June 30, 2025. Certain third-party data center service outage related expenses were $0.5 million for both the three and six months ended June 30, 2025 with no comparable activity for both the three and six months ended June 30, 2026 *** As a percentage of IEI net sales Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 28

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Twelve Months Ended June 30, US Dollars in $000s 2026 Adjusted Free Cash Flow: Net cash provided by operating activities $ 422,968 Less: Purchases of property and equipment 26,397 Adjusted non-GAAP free cash flow** $ 396,571 Net cash used in investing activities $ (303,695) Net cash provided by financing activities $ (52,991) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 210,479 Amortization of intangible assets 81,656 Change in fair value of earnout liabilities 35,518 Transformation costs 21,142 Impairment loss on a long-lived real estate asset 2,033 Severance and restructuring expenses 38,980 Acquisition and integration expenses 3,582 Stock-based compensation expense 35,140 Other*** 1,293 Income taxes on non-GAAP adjustments (42,604) Adjusted non-GAAP consolidated net earnings $ 387,219 Net cash provided by operating activities as % net earnings 201 % Adjusted free cash flow as % of adjusted net earnings 102% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable ** Adjusted non-GAAP free cash flow is defined as cash flow from operations minus capital expenditures *** Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Certain executive recruitment and hiring related expenses were $1.9 million for the twelve months ended June 30, 2026. Net recoveries related to third-party data center service outages were $0.2 million for the twelve months ended June 30, 2026 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 29

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 93,067	$ 92,851	$ 95,221	$ 64,674	$ 71,682	$ 60,103
Amortization of intangible assets	18,678	18,702	20,874	18,597	21,059	18,548
Change in fair value of earnout liabilities	3,800	(6,442)	6,139	22,800	25,293	15,200
Transformation costs	2,929	5,068	1,879	5,388	6,504	1,270
Impairment loss on a long-lived real estate asset	—	—	—	—	1,369	—
Severance and restructuring expenses	5,390	8,543	21,310	15,967	6,485	7,026
Acquisition and integration expenses	2,831	695	485	510	1	175
Stock-based compensation expense	8,856	9,316	6,973	7,755	8,197	8,847
Other	(247)	700	317	1,477	558	30
Adjusted non-GAAP consolidated EFO	$ 135,304	$ 129,433	$ 153,198	$ 137,168	$ 141,148	$ 111,199
GAAP EFO as a percentage of net sales	4.6%	4.4%	4.6%	3.1%	3.4%	2.9%
Adjusted non-GAAP EFO as a percentage of net sales	6.8%	6.2%	7.5%	6.6%	6.6%	5.3%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

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30

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 50,947	$ 58,208	$ 51,954	$ 37,012	$ 30,009	$ 7,514
Amortization of intangible assets	18,678	18,702	20,874	18,597	21,059	18,548
Change in fair value of earnout liabilities	3,800	(6,442)	6,139	22,800	25,293	15,200
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	25,069
Transformation costs	2,929	5,068	1,879	5,388	6,504	1,270
Impairment loss on a long-lived real estate asset	—	—	—	—	1,369	—
Severance and restructuring expenses	5,390	8,543	21,310	15,967	6,485	7,026
Acquisition and integration expenses	2,831	695	485	510	1	175
Stock-based compensation expense	8,856	9,316	6,973	7,755	8,197	8,847
Other	(247)	700	317	1,477	558	30
Income taxes on non-GAAP adjustments	(9,123)	(10,366)	(12,097)	(11,963)	(10,551)	(8,555)
Adjusted non-GAAP consolidated net earnings	$ 84,061	$ 84,424	$ 97,834	$ 97,543	$ 88,924	$ 75,124

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

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31

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 1.62	$ 1.52	$ 1.67	$ 0.99	$ 0.97	$ 0.22
Amortization of intangible assets	0.59	0.49	0.67	0.50	0.68	0.53
Change in fair value of earnout liabilities	0.12	(0.17)	0.20	0.61	0.82	0.44
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	—	0.72
Transformation costs	0.09	0.13	0.06	0.14	0.21	0.04
Impairment loss on a long-lived real estate asset	—	—	—	—	0.04	—
Severance and restructuring expenses	0.17	0.22	0.68	0.43	0.21	0.20
Acquisition and integration expenses	0.09	0.02	0.02	0.01	—	0.01
Stock-based compensation expense	0.28	0.24	0.22	0.21	0.27	0.26
Other	(0.01)	0.02	0.01	0.05	0.02	—
Income taxes on non-GAAP adjustments	(0.29)	(0.27)	(0.39)	(0.32)	(0.34)	(0.25)
Impact of benefit from note hedge	0.01	0.21	0.01	0.23	—	0.11
Adjusted non-GAAP diluted EPS	$ 2.67	$ 2.41	$ 3.15	$ 2.85	$ 2.88	$ 2.28
Shares used in diluted EPS calculation	31,536	38,331	31,046	37,212	30,856	34,683
Impact of benefit from note hedge	—	(3,258)	—	(3,011)	—	(1,731)
Shares used in Adjusted non-GAAP diluted EPS calculation	31,536	35,073	31,046	34,201	30,856	32,952

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	TTM Q1-24	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25	TTM Q2-25	TTM Q3-25	2025	TTM Q1-26	TTM Q2-26
Adjusted Consolidated Earnings from Operations:										
GAAP consolidated EFO	$ 442,320	$ 454,782	$ 455,771	$ 388,584	$ 348,701	$ 304,160	$ 304,376	$ 334,923	$ 346,502	$ 390,937
Amortization of intangible assets	42,846	51,918	61,972	69,581	73,204	74,515	74,491	76,768	79,279	81,656
Change in fair value of earnout liabilities	941	(24,207)	(30,649)	(7,849)	6,410	31,722	41,964	25,303	35,396	35,518
Stock-based compensation expense	30,098	29,188	28,956	33,971	34,775	34,980	34,520	33,738	33,088	35,140
Other	33,813	38,811	34,537	52,056	54,659	70,448	66,345	66,994	73,410	67,030
Adjusted non-GAAP consolidated EFO	$ 550,018	$ 550,492	$ 550,587	$ 536,343	$ 517,749	$ 515,825	$ 521,696	$ 537,726	$ 567,675	$ 610,281
GAAP EFO as a percentage of net sales	4.8%	5.0%	5.1%	4.5%	4.1%	3.6%	3.7%	4.1%	4.2%	4.6%
Adjusted non-GAAP EFO as a percentage of net sales	6.0%	6.1%	6.2%	6.2%	6.1%	6.2%	6.3%	6.5%	6.9%	7.1%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	TTM Q1-24	TTM Q2-24	TTM Q3-24	2024	TTM Q1-25	TTM Q2-25	TTM Q3-25	2025	TTM Q1-26	TTM Q2-26
Adjusted Consolidated Net Earnings:										
GAAP consolidated net earnings	$ 298,364	$ 305,326	$ 303,287	$ 249,691	$ 190,178	$ 149,666	$ 142,405	$ 157,347	$ 179,842	$ 210,479
Amortization of intangible assets	42,846	51,918	61,972	69,581	73,204	74,515	74,491	76,768	79,279	81,656
Change in fair value of earnout liabilities	941	(24,207)	(30,649)	(7,849)	6,410	31,722	41,964	25,303	35,396	35,518
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	25,069	25,069	25,069	25,069	—	—
Stock-based compensation expense	30,098	29,188	28,956	33,971	34,775	34,980	34,520	33,738	33,088	35,140
Other	33,813	38,811	34,537	52,056	54,659	70,448	66,345	66,994	73,410	67,030
Income taxes on non-GAAP adjustments	(28,730)	(26,581)	(28,532)	(34,495)	(33,784)	(43,265)	(42,022)	(42,156)	(44,152)	(42,604)
Adjusted non-GAAP consolidated net earnings	$ 377,332	$ 374,455	$ 369,571	$ 362,955	$ 350,511	$ 343,135	$ 342,772	$ 343,063	$ 356,863	$ 387,219
Adjusted Diluted Earnings Per Share:										
GAAP diluted EPS	$ 7.95	$ 8.05	$ 7.94	$ 6.55	$ 5.11	$ 4.21	$ 4.20	$ 4.86	$ 5.73	$ 6.81
Amortization of intangible assets	1.14	1.37	1.62	1.82	1.97	2.09	2.20	2.37	2.53	2.64
Change in fair value of earnout liabilities	0.03	(0.64)	(0.80)	(0.21)	0.17	0.89	1.24	0.78	1.13	1.15
Net loss on revaluation of warrant settlement liabilities	—	—	—	—	0.67	0.70	0.74	0.78	—	—
Stock-based compensation expense	0.80	0.77	0.76	0.89	0.93	0.98	1.02	1.04	1.05	1.14
Other	0.90	1.02	0.90	1.37	1.47	1.98	1.96	2.07	2.34	2.17
Income taxes on non-GAAP adjustments	(0.77)	(0.70)	(0.75)	(0.90)	(0.91)	(1.22)	(1.24)	(1.30)	(1.41)	(1.38)
Impact of benefit from note hedge	0.82	0.87	0.88	0.87	0.79	0.59	0.36	0.15	—	—
Adjusted non-GAAP diluted EPS	$ 10.87	$ 10.74	$ 10.55	$ 10.39	$ 10.20	$ 10.22	$ 10.48	$ 10.75	$ 11.37	$ 12.53
Shares used in diluted EPS calculation	37,548	37,930	38,212	38,136	37,198	35,587	33,888	32,347	31,390	30,903
Impact of benefit from note hedge	(2,848)	(3,050)	(3,171)	(3,205)	(2,830)	(2,000)	(1,185)	(433)	—	—
Shares used in Adjusted non-GAAP diluted EPS calculation	34,700	34,880	35,041	34,931	34,368	33,587	32,703	31,914	31,390	30,903

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, (ix) certain third-party data center service outage related expenses and recoveries, and (x) the tax effects of each of these items, as applicable

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Financial Results by Offering Category

US Dollars in $000s	Q2-24	Q3-24	Q4-24	FY 2024	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025	Q1-26	Q2-26
Consolidated IEI by Offering Category:											
Net Sales:											
Hardware	$ 1,172,641	$ 1,137,518	$ 1,130,014	$ 4,574,900	$ 1,141,516	$ 1,191,031	$ 1,144,225	$ 1,153,345	$ 4,630,117	$ 1,220,217	$ 1,438,285
Software	553,794	536,261	521,457	2,440,740	566,284	474,259	433,547	426,801	1,900,891	446,329	447,324
Total Products	1,726,435	1,673,779	1,651,471	7,015,640	1,707,800	1,665,290	1,577,772	1,580,146	6,531,008	1,666,546	1,885,609
Agent Services	197,798	175,605	188,475	745,512	169,907	191,051	192,299	216,773	770,030	208,707	241,872
Insight Delivered Services	237,429	238,502	232,719	940,546	225,849	235,141	233,774	251,378	946,142	252,733	272,016
Total Services	435,227	414,107	421,194	1,686,058	395,756	426,192	426,073	468,151	1,716,172	461,440	513,888
Total Net Sales	$ 2,161,662	$ 2,087,886	$ 2,072,665	$ 8,701,698	$ 2,103,556	$ 2,091,482	$ 2,003,845	$ 2,048,297	$ 8,247,180	$ 2,127,986	$ 2,399,497
Cost of Goods Sold:											
Hardware	$ 1,021,148	$ 982,489	$ 978,207	$ 3,968,753	$ 994,519	$ 1,037,049	$ 996,360	$ 1,000,730	$ 4,028,658	$ 1,069,020	$ 1,268,903
Software	515,122	503,782	487,483	2,291,062	537,307	443,728	408,961	397,669	1,787,665	418,624	423,337
Total Products	1,536,270	1,486,271	1,465,690	6,259,815	1,531,826	1,480,777	1,405,321	1,398,399	5,816,323	1,487,644	1,692,240
Total Services	172,027	169,530	167,337	675,867	165,253	168,378	164,329	171,470	669,430	178,191	185,655
Total Cost of Goods Sold	$ 1,708,297	$ 1,655,801	$ 1,633,027	$ 6,935,682	$ 1,697,079	$ 1,649,155	$ 1,569,650	$ 1,569,869	$ 6,485,753	$ 1,665,835	$ 1,877,895
Gross Profit:											
Hardware	$ 151,493	$ 155,029	$ 151,807	$ 606,147	$ 146,997	$ 153,982	$ 147,865	$ 152,615	$ 601,459	$ 151,197	$ 169,382
Software	38,672	32,479	33,974	149,678	28,977	30,531	24,586	29,132	113,226	27,705	23,987
Total Products	190,165	187,508	185,781	755,825	175,974	184,513	172,451	181,747	714,685	178,902	193,369
Total Services	263,200	244,577	253,857	1,010,191	230,503	257,814	261,744	296,681	1,046,742	283,249	328,233
Total Gross Profit	$ 453,365	$ 432,085	$ 439,638	$ 1,766,016	$ 406,477	$ 442,327	$ 434,195	$ 478,428	$ 1,761,427	$ 462,151	$ 521,602
% of Total Net Sales:											
Hardware	54%	54%	55%	53%	54%	57%	57%	56%	56%	57%	60%
Software	26%	26%	25%	28%	27%	23%	22%	21%	23%	21%	19%
Total Products	80%	80%	80%	81%	81%	80%	79%	77%	79%	78%	79%
Agent Services	9%	8%	9%	9%	8%	9%	10%	11%	9%	10%	10%
Insight Delivered Services	11%	11%	11%	11%	11%	11%	12%	12%	11%	12%	11%
Total Services	20%	20%	20%	19%	19%	20%	21%	23%	21%	22%	21%
% of Total Services Net Sales:											
Agent Services	45%	42%	45%	44%	43%	45%	45%	46%	45%	45%	47%
Insight Delivered Services	55%	58%	55%	56%	57%	55%	55%	54%	55%	55%	53%

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Note: Numbers may not foot or cross foot due to immaterial rounding

35